UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 29, 2006

UnitedHealth Group Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	0-10864	41-1321939
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

UnitedHealth Group Center, 9900 Bren Road East , Minnetonka, Minnesota		55343
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	952-936-1300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 29, 2006, certain current and former executives of UnitedHealth Group Incorporated (the "Company"), including Stephen J. Hemsley, David S. Wichmann, Lois E. Quam, Tracy L. Bahl, Robert J. Sheehy, William W. McGuire, M.D., David J. Lubben and Patrick J. Erlandson, entered into an options repricing agreement with the Company to avoid potential additional surtax liability under Section 409A of the Internal Revenue Code, as permitted by the transitional rules promulgated by the Treasury Department.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UnitedHealth Group Incorporated

January 4, 2007	By:	Dannette L. Smith

Name: Dannette L. Smith
Title: Deputy General Counsel & Assistant Secretary